UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) December 15, 2004


                               SPRINT CORPORATION
             (Exact name of Registrant as specified in its charter)

         Kansas                    1-04721                48-0457967
(State of Incorporation)   (Commission File Number)    (I.R.S. Employer
                                                      Identification No.)

  6200 Sprint Parkway, Overland Park, Kansas                  66251
   (Address of principal executive offices)                 (Zip Code)


   Registrant's telephone number, including area code    (913) 624-3000


          (Former name or former address, if changed since last report)


               P. O. Box 7997, Shawnee Mission, Kansas 66207-0997
                (Mailing address of principal executive offices)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[X] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

     On December 15, 2004, Sprint Corporation and Nextel Communications, Inc. issued a press release announcing that their boards of directors have unanimously approved a definitive agreement for a merger of equals. A copy of the press release is being filed as Exhibit 99 hereto and is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits

(c)  Exhibits

Number    Exhibit

99        Press release dated December 15, 2004.




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.




                                        SPRINT CORPORATION



Date:  December 15, 2004                By:  /s/ Michael T. Hyde
                                             Michael T. Hyde
                                             Assistant Secretary













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                                  EXHIBIT INDEX


Number   Exhibit


99       Press release dated December 15, 2004.


























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